SEGALL BRYANT & HAMILL TRUST (the “Trust”)

Segall Bryant & Hamill Global Large Cap Fund (the “Fund”)

Supplement dated July 23, 2020

to the Summary Prospectus and Prospectus

each dated May 1, 2020, as supplemented

The following changes will be made effective July 23, 2020:

The “Portfolio Managers” section of the Fund’s Summary Prospectus and Prospectus is deleted and replaced with the following:

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Suresh Rajagopal, CFA Director All/Mid Cap Strategies, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	July 23, 2020
Ralph M. Segall, CFA, CIC Chief Investment Officer, Principal – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	July 23, 2020

The “Investment Personnel – Segall Bryant & Hamill Global Large Cap Fund” section of the Fund’s Prospectus is deleted and replaced with the following:

Segall Bryant & Hamill Global Large Cap Fund

The Segall Bryant & Hamill Global Large Cap Fund is managed by Mr. Suresh Rajagopal, CFA and Mr. Ralph M. Segall, CFA, CIC, who are members of the Segall Bryant & Hamill, LLC All Cap team. This team is further supported by dedicated analysts on the team. The portfolio managers will generally reach a decision to buy or sell a security; however, Mr. Rajagopal has ultimate responsibility for the final decision to buy or sell a security.

The “Portfolio Managers” section on page 113 of the Fund’s Prospectus is hereby revised as follows:

The first sentence in the “Suresh Rajagopal, CFA” paragraph is deleted and replaced with the following:

Suresh Rajagopal, CFA, has been a portfolio manager of the Segall Bryant & Hamill All Cap Fund since its inception and its predecessor IMST fund since July 31, 2013, the Segall Bryant & Hamill Global Large Cap Fund since July 23, 2020 and the Segall Bryant & Hamill Workplace Equality Fund since July 23, 2020.

The first sentence in the “Ralph M. Segall, CFA, CIC” paragraph is deleted and replaced with the following:

Ralph M. Segall, CFA, CIC, has been a portfolio manager of the Segall Bryant & Hamill All Cap Fund since its inception and its predecessor IMST fund since July 31, 2013 and each of the Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund and Segall Bryant & Hamill Global Large Cap Fund since July 23, 2020.

Effective upon the liquidation of the Segall Bryant & Hamill Mid Cap Value Dividend Fund, and the reorganization of the Segall Bryant & Hamill Small Cap Value Dividend Fund, reference to Mr. Segall as portfolio manager of such fund(s) is deleted.

All references to Derek R. Anguilm, Alex A. Ruehle, and Robbie A. Steiner in the Fund’s Summary Prospectus and Prospectus are deleted.

Notice is hereby by given that the Board of Trustees of the Trust approved a change to the name of the Fund. Effective September 22, 2020, the Fund will change its name to “Segall Bryant & Hamill Global All Cap Fund.” Therefore, as of September 22, 2020, all references to “Segall Bryant & Hamill Global Large Cap Fund” in the Summary Prospectus and Prospectus are deleted and replaced with “Segall Bryant & Hamill Global All Cap Fund.”

The following changes will also be made effective September 22, 2020:

The “Principal Investment Strategies of the Fund” section of the Fund’s Summary Prospectus and Prospectus is deleted and replaced with the following:

Principal Investment Strategies of the Fund

•	Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of companies of any size, including small- and mid-capitalization companies. The Fund will primarily invest in common stock of companies traded on U.S. exchanges with market capitalization in excess of $1 billion. The Russell Midcap® Index and the Russell 2000® Index are indices which include companies with market capitalizations within the mid-cap and small-cap universe. The Fund will, under normal circumstances, invest at least 35% of its net assets in common stock of companies with market capitalizations similar in size to companies within the Russell Midcap® Index and Russell 2000® Index.
•	Under normal circumstances, the Fund will invest at least 40% of its net assets in stocks of foreign companies drawn from at least three different countries (and at least 30% of its net assets in stocks of foreign companies if market conditions are not favorable).
•	Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s adviser, invests the Fund’s assets opportunistically based on market information and does not limit its investment analysis approach to value, growth, or core investment styles.
•	The Adviser believes that returns in excess of general market returns can be achieved by actively managing investment portfolios. The Fund invests in companies that the Adviser believes have superior growth potential and are trading at a discount to the Adviser’s estimate of the companies’ intrinsic value.
•	The Adviser’s investment process is driven by fundamental research utilizing a combination of external and proprietary research in its selection process. Through a combination of quantitative analysis (which may encompass techniques such as evaluation of financial data or statistical/mathematical modeling), fundamental analysis (which may include assessments of a company’s holdings or key characteristics, as well as broader economic factors) and experienced judgment, the Adviser seeks to identify companies that have historically generated, or are positioned to generate, superior returns on investments.

•	The Fund can invest in securities of companies whose stock is traded on U.S. or foreign markets, including depositary receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).
•	The Fund considers “foreign companies” to include those domiciled outside of the United States or with the principal trading market of their securities outside of the United States.
•	The team also considers a company’s environmental, social, and corporate governance (ESG) practices.
•	Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

The “Principal Risks of Investing in the Fund” section of the Fund’s Prospectus and Summary Prospectus is hereby revised to include the following as the first risk listed:

Market Capitalization Risk: To the extent a Fund invests in securities issued by small-, medium- or large capitalization companies, it will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, a Fund’s performance could be adversely impacted.

The small- and medium-sized companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Therefore, small- and medium-sized stocks may be more volatile than those of larger companies. Small- and medium-sized companies may be more thinly-traded than larger, more established companies.

The “Principal Risks of Investing in the Fund – Value Investing Risk” of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety.

The “What are the investment objectives of the Segall Bryant & Hamill Equity Funds? – Segall Bryant & Hamill Global Large Cap Fund” section of the Fund’s Prospectus is deleted and replaced with the following:

•	Segall Bryant & Hamill Global All Cap Fund: Under normal circumstances, the Fund will invest at least eighty percent (80%) of the value of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any size, including small- and mid-capitalization companies as measured at the time of purchase.

For more information or to obtain a copy of the Summary Prospectus or Prospectus, free of charge, please contact the Fund at (800) 392-2673.

Please retain this supplement with your Summary Prospectus and Prospectus.